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                       SECURITIES AND EXCHANGE COMMISSION
                                  UNITED STATES
                              Washington, DC 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) April 26, 2006
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                           MEDICAL NUTRITION USA, INC.
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             (Exact name of registrant as specified in its charter)

          Delaware                     0-18349                  11-3686984
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(State or other jurisdiction         (Commission              (IRS Employer
      of incorporation)              File Number)           Identification No.)

                  10 West Forest Avenue
                   Englewood, New Jersey                       07631
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         (Address of principal executive offices)            (Zip Code)

        Registrant's telephone number including area code: (201) 569-1188
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                                 Not Applicable
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          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 4.01.        CHANGES IN REGISTRANTS CERTIFYING ACCOUNTANT
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(a)               On April 26, 2006, Medical Nutrition USA, Inc. (the "Company")
         was notified by Goldstein & Ganz, P.C. ("Goldstein & Ganz") that they were declining to stand for re-election as the Company's independent accountant.

                  The audit reports of Goldstein & Ganz on the consolidated financial statements of Medical Nutrition USA, Inc. as of and for the fiscal year ended January 31, 2006 and 2005 did not contain an adverse opinion or disclaimer of opinion, and were not qualified as to uncertainty, audit scope or accounting principals, except that the audit report for the fiscal year ended January 31, 2005 stated that the Company's consolidated financial statements for its fiscal years ended January 31, 2005 and 2004 had been restated.

                  During the two most recent fiscal years ended January 31, 2006, and subsequent interim period through April 26, 2006, there were no disagreements between the Company and Goldstein & Ganz on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Goldstein & Ganz, would have caused Goldstein & Ganz to make reference to the subject matter of the disagreement in their audit reports.

                  Goldstein & Ganz has been provided with a copy of the disclosures in this Form 8-K and the Company has requested that Goldstein & Ganz furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not Goldstein & Ganz agrees with the Company's statements contained in this Item 4.01(a). A copy of the Letter dated May 2, 2006 furnished by Goldstein & Ganz is filed as
         Exhibit 16.1 to this report.

(b) On April 26, 2006, the Audit Committee of the Company's Board of Directors engaged Amper, Politziner & Mattia, P.C. to serve as its new independent accountant. Prior to the selection of Amper, Politziner & Mattia, P.C., the Company did not consult with them regarding any matter requiring disclosure under Item 304(a)(2) of Regulation S-B.


ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS
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(c)      Exhibits:
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         The following exhibit is being furnished herewith:

         16.1. Goldstein & Ganz, P.C. letter addressed to the Securities and Exchange Commission dated May 2, 2006.
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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            MEDICAL NUTRITION USA, INC.


May 2, 2006                                 By: /s/ MYRA GANS
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                                                Myra Gans
                                                Executive Vice President
                                                 and Secretary
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                                  Exhibit Index
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Exhibit No.       Description
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16.1     Goldstein & Ganz, P.C. letter addressed to the Securities and Exchange
         Commission dated May 2, 2006.